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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)    May 9, 1996
                                                 ----------------

                            OXIS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                     0-8092                     94-1620407
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(STATE OR OTHER       (COMMISSION FILE NUMBER)   (IRS EMPLOYER
JURISDICTION OF                                  IDENTIFICATION NUMBER)
 INCORPORATION)

  6040 N. Cutter Circle, Suite 317,   Portland,          OR            97217
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


Registrant's telephone number, including area code.   (508) 283-3911
                                                    --------------------------

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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                         Total number of sequentially
                                         numbered pages:      73
                                                         ------------
                                         Exhibit Index at page:   5
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ITEM 5.   OTHER EVENTS
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     (a) On May 9, 1996, OXIS International, Inc. (the "Company" or "OXIS")
closed the offering of its Series C Preferred Stock. The Company sold a total of 1,774,080 shares of Series C Preferred for an aggregate purchase price of $2,306,302. In the offering, approximately $843,000 of principal and interest relating to promissory notes held by foreign investors was converted into shares of Series C Preferred. The Series C Preferred Stock is initially convertible into Common Stock on a one-for-one basis (subject to adjustment under certain circumstances). The rights of the Series C Preferred Stock are set forth in a Certificate of Designations, Preferences, and Rights of Series C Preferred Stock filed with the Delaware Secretary of State. The shares of Series C Preferred Stock sold (including the underlying Common Stock) were not registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be re-offered or re-sold absent registration under the Securities Act or available exemptions from such registration requirements. The Company has agreed to register the shares of Common Stock issuable upon conversion of the Series C Preferred Stock for resale under the Securities Act.

     (b) Effective May 15, 1996, the Company raised $2,000,000 by the sale of 2,000 shares of its Series D Preferred Stock and Warrants to purchase 810,126 shares of its Common Stock in a private placement. The Series D Preferred Stock is convertible into Common Stock at a conversion ratio based on average trading prices of the Company's Common Stock (subject to other adjustments under certain circumstances). The rights of the Series D Preferred Stock are set forth in a Certificate of Designations, Preferences, and Rights of Series D Preferred Stock filed with the Delaware Secretary of State. The shares of Series D Preferred Stock and the Warrants sold (including the underlying Common Stock) were not registered under the Securities Act, and may not be re-offered or re-sold absent registration under the Securities Act or available exemptions from such registration requirements. The Company has agreed to register the shares of Common Stock issuable upon conversion of the Series D Preferred Stock and exercise of the Warrants for resale under the Securities Act.

     A copy of the Press Release with respect to the sale of Series D Preferred Stock and Warrants to purchase Common Stock is attached as an exhibit to this report. A copy of each of the Securities Purchase Agreement, the Certificate of Designations, Preferences and Rights of Series D Preferred Stock of the Company, the Stock Purchase Warrant, and Registration Rights Agreement relating to the sale of the Series D Preferred Stock is attached as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (c)  Exhibits

99.1  Press Release, dated May 17, 1996.

99.2  Securities Purchase Agreement dated May 15, 1996.

                                       2
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99.3 Certificate of Designations, Preferences, and Rights of Series D Preferred
     Stock of the Company.

99.4 Stock Purchase Warrant issued May 15, 1996.

99.5 Registration Rights Agreement dated May 15, 1996.

                                       3
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OXIS INTERNATIONAL, INC.
                                      (Registrant)


Dated:  May 20, 1996                  By: /s/Ray R. Rogers
                                          --------------------------
                                      Name:  Ray R. Rogers
                                           ------------------------
                                      Title: Chairman of the Board
                                            -----------------------

                                       4
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                                 EXHIBIT INDEX
                                 -------------



                                                              Page No. in
                                                          sequentially numbered
      Exhibit No.               Description                  current report
      -----------               -----------                  --------------
         99.1          Press Release dated May 17, 1996.           6

         99.2          Securities Purchase Agreement dated         7
                       May 15, 1996

         99.3          Certificate of Designations, Preferences,
                       and Rights of Series D Preferred Stock.    22

         99.4          Stock Purchase Warrant issued May 15,
                       1996                                       38

         99.5          Registration Rights Agreement dated
                       May 15, 1996                               56


                                       5